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                                                                    Exhibit (10)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on UBS Series Trust - U.S. Allocation Portfolio dated February 14, 2005 in this Registration Statement (Form N1-A No. 033-10438) of UBS Series Trust.


                                /s/ ERNST & YOUNG LLP
                                ERNST & YOUNG LLP


New York, New York
April 4, 2005